                              [LOGO OF RIVERSIDE
                                CAPITAL FUNDS]


                                  RIVERSIDE
                                CAPITAL FUNDS

                      ----------------------------------

                              Mid-Year Report to
                                 Shareholders


                              December 31, 1996

                      ----------------------------------

                     [LOGO OF NATIONAL BANK OF COMMERCE]

                                National Bank
                                 of Commerce

                              Memphis, Tennessee
                              Investment Adviser




                             BISYS FUND SERVICES
                        Administrator and Distributor

                              3435 Stelzer Road
                          Columbus, Ohio 43219-3035

                                                                 RIVERSIDE
                                                                 CAPITAL
MESSAGE FROM THE CHAIRMAN AND INVESTMENT ADVISER                 FUNDS

Dear Shareholders:

We're pleased to report that the six months ended December 31, 1996, were strong ones for the Riverside Capital Mutual Funds. After a sharp sell-off in July, the market quickly bounced back. By the period's end, all ground that had been lost was regained, and stocks had moved to even higher levels. Bonds, too, experienced some volatility as investors' expectations of possible Federal Reserve action rose and fell. By the fall, however, the markets firmed, and bonds posted positive returns for the period.

Moreover, during the period, investors continued to invest record amounts in mutual funds. We are pleased that many chose to do so with the Riverside Capital Funds.

FUND RANKS #1 AMONG PEERS
We are also extremely pleased to report that the Riverside Capital Tennessee Municipal Obligations Fund was ranked #1 of Lipper's 20 Tennessee Municipal Debt Funds as of December 31, 1996. The Fund was also ranked 7 of 949 Morningstar Municipal Bond Funds. This puts the Riverside Capital Tennessee Municipal Obligation Fund in the top one percent of its peers.*

TURNING TO THE MARKETS
In short, while the year overall was a trying one for fixed income investors, the second half was far better than the first. Throughout the first half, market sentiment on the direction of interest rates changed rapidly and regularly. Time and time again, reports on stronger-than-expected growth led investors to anticipate action by the Federal Reserve. But in the face of conflicting data--and the possibility that its actions might be construed in some way as politically biased during an election year, the Fed opted to sit on the sidelines. By late September, expectations that a rate hike was imminent dissipated. With the anxiety level lowered, bonds moved higher through October and November. As the election season faded from memory and the year drew to a close, however, the markets weakened slightly.

The picture was much brighter for stocks. Early in July, disappointing earnings reports from several leaders in the technology sector caused a brief but sharp sell-off. But enthusiasm quickly returned. In fact, many in the marketplace regarded the July drop as nothing more than a brief fire sale. Moreover, many considered this a major opportunity to buy technology stocks-- and the sector bounced back and roared higher. Given the stratospheric levels of the market after its July correction, however, investors steered clear of small cap stocks in general and sought reassurance in larger cap stocks. Nonetheless, the period overall was another very good one for stock investors.

ENJOY THE PARTY, BUT DANCE NEAR THE DOOR
In fact, as the year drew to an end, the stock market continued to reach new highs. Even more importantly and somewhat worrisome, valuations based on dividend yields are now at or very near all-time highs. While it is unlikely that the economy will slide into a recession in the immediate future, it will very likely slow down. While a slow growth, low inflation environment bodes well for the fixed income markets, it may not for the stock market. Slower growth means year over year earnings growth may also slow. Profit margins will be squeezed. Yet, even in the face of this, investor expectations remain extraordinarily high. Disappointments may be treated very harshly indeed.

As a result, we believe the year ahead will be a very interesting one for the market--and one that calls for caution. As we have in recent weeks, we will continue to sell stocks that we consider too richly valued and reinvest in those companies we believe have been overlooked and undervalued by the market. Moreover, we may also opt to hold some of our stock portfolio's cash on the sidelines--in an effort to position the funds to take advantage of any bargains that might appear in a stock market correction.

 *Past performance is not indicative of future results. Rankings based on 1-year total return ended December 31, 1996. Total return numbers do not reflect the deduction of the sales charge. During the period the fund waived a portion of it's advisory or administrative fees. Without the waiver of fees, total return would have been lower.


   THE RIVERSIDE CAPITAL FUNDS ARE NOT FDIC INSURED AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, NATIONAL BANK OF COMMERCE OR ANY OF ITS AFFILIATES. INVESTMENT PRODUCTS INVOLVE INVESTMENT RISKS, INCLUDING THE
                          POSSIBLE LOSS OF PRINCIPAL.

Still, the underlying fundamentals of our economy are strong. As a result, beyond the immediate future, we are very optimistic about the prospects for the financial markets and for our funds over the next several years. Historically, those who invest with a long-term perspective have reaped far greater rewards than those who invest based on short-term forecasts.

IN CLOSING. . . .
In the pages that follow, you will find a detailed discussion about the performance of each of The Riverside Capital Mutual Funds during the six months ended December 31, 1996. We urge you to read this material closely.

Finally, we thank you for your continued confidence in us. We look forward to providing you with superior investment management and to serving your needs now and in the years ahead. As always, if you have any questions or require any assistance, please don't hesitate to call us at 1-800-8-RIVER-6.


Sincerely,

/s/ Walter B. Grimm                               /s/ Alfred H. Jordan
-----------------------                           -------------------------
Walter B. Grimm                                   Alfred H. Jordan
Chairman                                          National Bank of Commerce
Riverside Capital Funds                           Investment Adviser

THE PORTFOLIOS

THE RIVERSIDE CAPITAL VALUE EQUITY FUND


The six months ended December 31, 1996 were very good ones for the Fund. After a short but dramatic drop in July, the market moved higher throughout the fall. More importantly, value stocks led the way as investors, seeking reassurance at ever headier levels, focused on fundamentals.

While holdings in sectors across the board advanced, several of our financial, technology and energy stocks made substantial contributions to performance. Sunamerica (3.78% of the portfolio's assets), IBM (3.01%), B.J. Services (4.55%) and Amdahl (2.95%) all posted impressive gains over the period. The Fund also benefited from a wave of consolidation that swept the marketplace. Augat Inc., a manufacturer of electrical connectors, was acquired by Thomas Betts (3.08%).**

As a result, the Fund performed strongly and in line with its peers for the six months ended December 31, 1996. Total return for the period was 12.02%.*

AN INTERESTING YEAR LIES AHEAD
The economy appears to be in very good shape, and inflation is under control; clearly, the stock market may need to catch its breath after the fast dash upward of the past year. Valuations are now close to all time highs--and a correction would not be at all surprising. Consequently, we expect to approach the market very cautiously in the months ahead.

As always, we will continue to sell holdings in companies we feel are too richly valued. We will also continue to seek out and invest in "good companies at good prices," e.g., those selling at a discount to their intrinsic value. Admittedly, such companies are getting much harder to find. Nonetheless, we believe opportunities will continue to arise in the financial, technology and energy sectors among others. A correction, too, is sure to create a number of attractive buying opportunities.

As of December 31, 1996, the top five holdings in the Fund's portfolio were:
B.J. Services (4.55%), Global Industries Technology, Inc. (4.28%), Unum Corp. (4.16%), Travelers Group, Inc. (3.99%) and H.F. Ahmanson & Co. (3.97%).**

 *The Fund's total return with the maximum 4.50% sales charge was 6.94% for the same period.
**The composition of the Fund's portfolio is subject to change.
Past performance is not predictive of future results. The value of shares in the Riverside Capital Value Equity Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

THE RIVERSIDE CAPITAL GROWTH FUND

The market continued to rumble upward during the second half of the year, but the most impressive gains were experienced by a relatively small group of better known big names. With approximately 70% of its holdings in larger capitalization companies, the Fund performed well in the environment of the period.

Among our strongest performers were General Electric (3.57% of the portfolio's assets), Philip Morris, (4.48%) and Intel, (3.71%). EMC, (3.49%), a disk-drive-memory manufacturer, also advanced impressively. Financial holdings, too, like SouthTrust, (3.59%), and NationsBank, (2.80%), made substantial contributions to performance.**

Overall, however, the Fund underperformed slightly due to smaller cap names in the portfolio. Fundamentally strong, these companies were simply overlooked as investors favored bigger names during the period. Still, many did post gains-- gains that in any period would be considered very respectable. Nevertheless, they weren't enough to compete with astonishing gains experienced by the market's favorites. As a result, the Fund posted total return of 8.97%* for the period.

HIGHER AND HIGHER?
Given the current levels of stock prices, we expect to approach the markets cautiously in the months ahead. Also, in recent months, we have made several moves designed to cushion the Fund from any disruption that a correction might cause. Several REITS and defensive growth stocks--income-oriented issues from companies with solid growth potential--have been added to the portfolio. Moreover, in recent weeks as valuations of blue-chip stocks have soared, we moved to lighten exposures in this area.

Finally, because a drop in the stock market will create some very attractive buying opportunities, the Fund's cash holdings have been gradually increased. We may add to this position slightly in the months ahead in order to allow the Fund to take full advantage of any drop or correction in the market.

As of December 31, 1996, the top five holdings in the Fund's portfolio were Philip Morris (4.48%), Intel (3.71%), SouthTrust (3.59%), General Electric Co. (3.57%) and EMC Corp. (3.49%).

 *The Fund's total return with the maximum 4.50% sales charge was 4.07% for the same period.
**The composition of the Fund's portfolio is subject to change.
Past performance is not predictive of future results. The value of shares in the Riverside Capital Growth Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

THE RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

Across the country, demand for municipal securities remained very strong, and taxpayers remained adamantly opposed to increased spending. The result was a very firm marketplace--particularly for high-quality securities issued by the state of Tennessee--and tight supply dampened volatility.

Throughout the period, rates traded in a relatively narrow range. Consequently, we focused our efforts on yield enhancement. In addition, we continued to look beyond our state for high-quality securities offering high current returns. As a result, the Fund performed well in the challenging environment and for the six months ended December 31, 1996, posted a total return of 4.06%*.

DEMAND LIKELY TO BOOM
Under intense pressure from constituents to cut borrowing dramatically, municipalities are very unlikely to increase issuance significantly in the near future. Moreover, demand for high-quality issues--already strong--can be expected to increase as the baby-boomer generation moves closer to retirement. As a result, we expect the years ahead to be good ones for the municipal markets in general and very good ones indeed for high-quality municipal markets like Tennessee.

As of December 31, 1996, the Fund's portfolio held approximately 50 issues. Some 12% were issued by municipalities outside of Tennessee. The average maturity of the portfolio was 10 years; the credit quality of its holdings ranged from A to AAA.**

 *The Fund's total return with the maximum 3.00% sales charge was 0.95% for the same period.
**The composition of the Fund's portfolio is subject to change.
Past performance is not predictive of future results. The value of shares in the Riverside Capital Tennessee Municipal Obligations Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

THE RIVERSIDE CAPITAL FIXED INCOME FUND

Well aware of the risks involved with chasing rates up and down, we continued to focus on high-quality issues in the second half of 1996. Yield enhancement, as opposed to price appreciation, was emphasized. Maturities were shortened to better position the Fund to capture these opportunities--and many arose in U.S. Government agency securities, which offered investors competitive yields with less credit risk than corporate bonds.

While somewhat conservative, the strategy paid off. Performance lagged a bit as bonds rallied in the fall, but the portfolio held its ground when a wave of selling swept through the marketplace in December. As a result, for the six months ended December 31, 1996, the Fund performed in line with its peers and posted a total return of 3.75%*.

PRUDENCE WILL CONTINUE TO PAY OFF
We expect to see interest rates continue to seesaw within a relatively narrow range in the months ahead. Nonetheless, while changes in direction may be small, we believe they will continue to be rapid--and extremely difficult to predict with any degree of precision. Those who attempt to do so may pay dearly for their efforts. Consequently, moving forward, we will continue to focus on safety and quality.

As of December 31, 1996, the average maturity of the Fund's holdings was approximately 7 years. With over 30% of its holdings in U.S. Government agency securities, the average credit quality of the portfolio's holdings was AAA.**

 *The Fund's total return with the maximum 3.00% sales charge was 0.65% for the same period.
**The composition of the Fund's portfolio is subject to change.
Past performance is not predictive of future results. The value of shares in the Riverside Capital Fixed Income Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

THE RIVERSIDE CAPITAL LOW DURATION GOVERNMENT SECURITIES FUND

Stronger than anticipated growth led investors to believe that Federal Reserve action was imminent throughout much of the summer. The Fed stuck to its guns, however, and maintained its neutrality--a positioning investors finally accepted in September. Anxiety levels dropped, and bonds rallied. Year-end jumpiness, however, limited gains. In fact, despite all the sound and fury, the net change in interest rates over the six month period ended December 31, 1996, was minimal.

A DIVERSIFIED, CONSERVATIVE APPROACH
Given the environment, the Fund was positioned conservatively--and given how rapidly investor sentiment shifted, we believe our caution was more than warranted. Maturities were shortened in an effort to maximize the portfolio's flexibility. In addition, the volatility of the environment created many opportunities to increase yield without increasing risk--and we capitalized on them whenever and wherever they arose. As a result, while the period was a challenging one, it was also a relatively good one with the Fund posting a total return of 4.14%*.

Invested primarily in securities issued by the U.S. government and its agencies, the average credit quality of the Fund's holdings as of December 31, 1996, was AAA. The average maturity of the portfolio was approximately 6 years.**

 *The Fund's total return with the maximum 2.00% sales charge was 2.08% for the same period.
**The composition of the Fund's portfolio is subject to change.
Past performance is not predictive of future results. The value of shares in the Riverside Capital Low Duration Government Securities Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

THE RIVERSIDE CAPITAL MONEY MARKET FUND

After waiting anxiously for a rate hike throughout much of the summer, in September, investors accepted the fact that the Federal Reserve was content to sit on the sidelines--and would be more than likely to sit there until sometime after the election. The money markets cooled off, and throughout the fall, the environment was far more stable than it had been for quite some time.

With the economy on an even keel and inflation at benign levels, we expect to see rates trade in a relatively narrow range for the foreseeable future. Nevertheless, we will continue to approach the markets cautiously in the months ahead in an effort to deliver stability and current income.

As of December 31, 1996, the average maturity of the Fund's holdings was 42 days. Moreover, the portfolio's assets were invested in the highest quality short-term instruments available--U.S. Government agency securities and repurchase agreements collateralized by U.S. Treasury bonds.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1 per share.

This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus.

For more information, including charges and expenses, call 1-800-8-RIVER-6 to receive a prospectus, which should be read carefully before you invest or send money. The Riverside Capital Funds are distributed by BISYS Fund Services. The composition of the Funds' holdings is subject to change.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, NATIONAL BANK OF COMMERCE, OR ANY OF ITS AFFILIATES, AND SHARES
ARE NOT FEDERALLY INSURED BY THE FDIC OR ANY OTHER AGENCY. AN INVESTMENT IN SHARES OF THE FUNDS INVOLVES THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                      Statements of Assets and Liabilities

                                     Page 7

                            Statements of Operations

                                     Page 9

                      Statements of Changes in Net Assets

                                    Page 11

                       Schedules of Portfolio Investments

                                    Page 13

                         Notes to Financial Statements

                                    Page 23

                              Financial Highlights

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                          MONEY           VALUE
                                          MARKET         EQUITY       GROWTH
                                           FUND           FUND         FUND
                                       ------------    -----------  -----------
               ASSETS:
Investments, at value (cost
 $137,019,445; $60,465,423; and
 $25,746,510, respectively)..........  $137,019,445    $77,539,992  $33,202,517
Repurchase agreements (cost
 $9,777,449, $0 and $0,
 respectively).......................     9,777,449            --           --
                                       ------------    -----------  -----------
Total investments....................   146,796,894     77,539,992   33,202,517
Interest and dividends receivable....     1,103,938        105,238       66,797
Receivable for capital shares issued.           --             --         5,730
Prepaid expenses.....................        18,677          4,496        1,574
                                       ------------    -----------  -----------
  Total Assets.......................   147,919,509     77,649,726   33,276,618
                                       ------------    -----------  -----------
            LIABILITIES:
Dividends payable....................       541,711            --           --
Payable for capital shares redeemed..           --              19          --
Payable for investments purchased....     5,000,000            --           --
Accrued expenses and other payables:
  Investment advisory fees...........         1,366          1,951          320
  Administration fees................         9,482          5,102        1,641
  Administrative services fees.......        20,763         10,895        5,341
  12b-1 fees.........................        16,018          7,668        2,788
  Custodian and accounting fees......         1,359          4,707        2,389
  Legal and audit fees...............         7,881         13,738        7,541
  Printing fees......................        18,230         12,665        4,300
  Transfer agent fees................        11,793         16,934       11,435
  Registration and filing fees.......         1,780            --           235
                                       ------------    -----------  -----------
  Total Liabilities..................     5,630,383         73,679       35,990
                                       ------------    -----------  -----------
             NET ASSETS:
Capital..............................   142,411,971     59,097,035   24,998,257
Undistributed net investment income
 (Distributions in excess of net in-
 vestment income)....................           --          (6,911)         965
Net unrealized appreciation on in-
 vestments...........................           --      17,074,569    7,456,007
Accumulated undistributed net
 realized gains (losses) on
 investment transactions.............      (122,845)     1,411,354      785,399
                                       ------------    -----------  -----------
  Net Assets.........................  $142,289,126    $77,576,047  $33,240,628
                                       ============    ===========  ===========
Outstanding units of beneficial in-
 terest (shares).....................   142,411,972      5,503,100    2,250,246
                                       ============    ===========  ===========
Net asset value--redemption price per
 share...............................  $       1.00    $     14.10  $     14.77
                                       ============    ===========  ===========
Maximum Sales Charge.................                         4.50%        4.50%
                                                       ===========  ===========
Maximum Offering Price (100%/(100%--
 Maximum Sales Charge) of net asset
 value adjusted to nearest cent) per
 share...............................  $       1.00(a) $     14.76  $     15.47
                                       ============    ===========  ===========

------
(a) Offering price and redemption price are the same for the Money Market Fund.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                        LOW DURATION  TENNESSEE
                                                         GOVERNMENT   MUNICIPAL
                                          FIXED INCOME   SECURITIES  OBLIGATIONS
                                              FUND          FUND        FUND
                                          ------------  ------------ -----------
                ASSETS:
Investments, at value (cost $24,033,785;
 $7,094,466; and $17,887,329, respec-
 tively)................................  $24,287,172    $7,117,190  $18,387,288
Interest and dividends receivable.......      405,073       104,243      393,304
Unamortized organization costs..........          --            --         7,478
Prepaid expenses........................          805           201        5,730
                                          -----------    ----------  -----------
  Total Assets..........................   24,693,050     7,221,634   18,793,800
                                          -----------    ----------  -----------
              LIABILITIES:
Cash overdraft..........................          --            --        77,505
Payable for capital shares redeemed.....          --            --         1,850
Accrued expenses and other payables:
  Investment advisory fees..............          443           --            26
  Administration fees...................        1,667           105        1,230
  Administrative services fees..........        5,077         1,345        1,896
  12b-1 fees............................        1,349           432        2,716
  Custodian and accounting fees.........        6,095        10,350        2,014
  Trustees' fees........................          479           119          245
  Legal and audit fees..................        7,706         8,645        9,219
  Transfer agent fees...................        9,512         8,177        8,053
  Printing fees.........................        5,014         2,834        3,538
  Registration and filing fees..........          669         1,571          --
                                          -----------    ----------  -----------
  Total Liabilities.....................       38,011        33,578      108,290
                                          -----------    ----------  -----------
              NET ASSETS:
Capital.................................   30,840,378     7,149,156   19,418,315
Undistributed net investment income
 (Distributions in excess of net invest-
 ment income)...........................       (6,952)       (7,565)      (5,961)
Net unrealized appreciation on invest-
 ments..................................      253,387        22,724      499,959
Accumulated undistributed net realized
 gains (losses) on investment transac-
 tions..................................   (6,429,774)       23,741   (1,226,803)
                                          -----------    ----------  -----------
  Net Assets............................  $24,655,039    $7,188,056  $18,685,510
                                          ===========    ==========  ===========
Outstanding units of beneficial interest
 (shares)...............................    2,804,033       716,230    1,894,225
                                          ===========    ==========  ===========
Net asset value--redemption price per
 share..................................  $      8.79    $    10.04  $      9.86
                                          ===========    ==========  ===========
Maximum Sales Charge....................         3.00%         2.00%        3.00%
                                          ===========    ==========  ===========
Maximum Offering Price (100%/(100%--Max-
 imum Sales Charge) of net asset value
 adjusted to nearest cent) per share....  $      9.06    $    10.24  $     10.16
                                          ===========    ==========  ===========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                     FOR SIX MONTHS ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

                                              MONEY       VALUE
                                              MARKET      EQUITY      GROWTH
                                               FUND        FUND        FUND
                                            ----------  ----------  ----------
INVESTMENT INCOME:
  Interest income.......................... $3,681,422  $    4,424  $    3,216
  Dividend income..........................         --     837,625     346,221
                                            ----------  ----------  ----------
  Total Income.............................  3,681,422     842,049     349,437
                                            ----------  ----------  ----------
EXPENSES:
  Investment advisory fees.................    239,173     348,677     160,689
  Administration fees......................    136,670      76,177      32,138
  Administrative services fees.............    170,838      95,197      40,172
  12b-1 fees...............................    170,838      95,197      40,172
  Custodian and accounting fees............     39,484      23,970      19,271
  Legal and audit fees.....................     31,386      15,150       4,644
  Organization costs.......................         --          --       2,156
  Trustees' fees and expenses..............     10,308       4,718       2,180
  Transfer agent fees......................     17,976      22,894      13,730
  Interest expense.........................     14,041          --          --
  Registration and filing fees.............      3,941       3,612       1,800
  Printing costs...........................     17,210       8,964       4,004
  Other....................................      7,572       3,706       1,299
                                            ----------  ----------  ----------
  Total Expenses...........................    859,437     698,262     322,255
  Less: Fee waivers........................   (144,277)    (80,304)   (146,402)
                                            ----------  ----------  ----------
  Net Expenses.............................    715,160     617,958     175,853
                                            ----------  ----------  ----------
  Net Investment Income....................  2,966,262     224,091     173,584
                                            ----------  ----------  ----------
REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment
       transactions........................     80,300   4,742,857     785,256
  Change in unrealized appreciation on
       investments.........................         --   3,560,072   1,650,419
                                            ----------  ----------  ----------
  Net realized/unrealized gains on
  investments..............................     80,300   8,302,929   2,435,675
                                            ----------  ----------  ----------
Change in net assets resulting from
operations................................. $3,046,562  $8,527,020  $2,609,259
                                            ==========  ==========  ==========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                           STATEMENTS OF OPERATIONS
                  FOR THE SIX MONTHS ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

                                                        LOW DURATION  TENNESSEE
                                              FIXED      GOVERNMENT   MUNICIPAL
                                             INCOME      SECURITIES  OBLIGATIONS
                                              FUND          FUND        FUND
                                           -----------  ------------ -----------
INVESTMENT INCOME:
  Interest income........................  $ 1,044,405   $ 246,208    $ 610,737
  Dividend income........................       15,335       1,934          623
                                           -----------   ---------    ---------
  Total Income...........................    1,059,740     248,142      611,360
                                           -----------   ---------    ---------
EXPENSES:
  Investment advisory fees...............       88,882      18,356       61,564
  Administration fees....................       27,348       7,343       18,945
  Administrative services fees...........       34,157       9,178       23,678
  12b-1 fees.............................       34,157       9,178       23,678
  Custodian and accounting fees..........       22,234      17,520       28,060
  Legal and audit fees...................        3,692       2,104        2,590
  Organization costs.....................          --        1,386        4,474
  Trustees' fees and expenses............        1,878         558        1,272
  Transfer agent fees....................       12,538      10,074       11,822
  Registration and filing fees...........        2,210       1,540          364
  Printing costs.........................        2,750         458        1,918
  Other..................................        1,567         299          880
                                           -----------   ---------    ---------
  Total Expenses.........................      231,413      77,994      179,245
  Less: Fee waivers......................      (28,988)    (27,931)     (76,737)
                                           -----------   ---------    ---------
  Net Expenses...........................      202,425      50,063      102,508
                                           -----------   ---------    ---------
  Net Investment Income..................      857,315     198,079      508,852
                                           -----------   ---------    ---------
REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains (losses) on
  investment transactions................      (74,861)     58,045      (18,868)
  Change in unrealized appreciation on
       investments.......................      235,378      30,981      257,850
                                           -----------   ---------    ---------
  Net realized/unrealized gains on
  investments............................      160,517      89,026      238,982
                                           -----------   ---------    ---------
  Change in net assets resulting from
  operations.............................  $ 1,017,832   $ 287,105    $ 747,834
                                           ===========   =========    =========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                              MONEY MARKET FUND            VALUE EQUITY FUND             GROWTH FUND
                         ----------------------------  --------------------------  -------------------------
                          SIX MONTHS                    SIX MONTHS                  SIX MONTHS
                             ENDED       YEAR  ENDED      ENDED       YEAR ENDED      ENDED      YEAR ENDED
                         DECEMBER 31,     JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,   JUNE 30,
                             1996           1996           1996          1996          1996         1996
                         -------------  -------------  ------------  ------------  ------------  -----------
                          (UNAUDITED)                  (UNAUDITED)                 (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income.. $   2,966,262  $   6,961,437  $   224,091   $    837,145  $   173,584   $   389,143
 Net realized gains on
  investments
  transactions..........        80,300        141,785    4,742,857      9,340,011      785,256     1,167,209
 Net change in
  unrealized
  appreciation on
  investments...........            --             --    3,560,072      5,384,702    1,650,419     3,513,955
                         -------------  -------------  -----------   ------------  -----------   -----------
 Change in net assets
  resulting from
  operations............     3,046,562      7,103,222    8,527,020     15,561,858    2,609,259     5,070,307
                         -------------  -------------  -----------   ------------  -----------   -----------
DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment
  income................    (2,966,262)    (6,961,437)    (224,091)      (827,973)    (173,584)     (389,143)
 In excess of net
  investment income.....            --             --     (113,726)            --      (10,417)      (19,825)
 From net realized gains
  on investments........            --             --   (4,742,857)    (2,982,043)    (785,256)     (505,659)
 In excess of net
  realized
  gains on investments..            --             --   (5,891,244)            --     (149,562)           --
                         -------------  -------------  -----------   ------------  -----------   -----------
 Change in net assets
  from shareholder
  distributions.........    (2,966,262)    (6,961,437) (10,971,918)    (3,810,016)  (1,118,819)     (914,627)
                         -------------  -------------  -----------   ------------  -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................   184,648,197    426,124,612    2,163,934      5,108,660    1,163,485    10,696,082
 Dividends reinvested...       182,553        512,232    5,016,996      1,808,518      489,190       383,639
 Cost of shares
  redeemed..............  (176,852,532)  (450,674,926)  (8,215,119)   (17,877,680)  (3,669,856)   (2,953,582)
                         -------------  -------------  -----------   ------------  -----------   -----------
 Change in net assets
  from capital
  transactions..........     7,978,218    (24,038,082)  (1,034,189)   (10,960,504)  (2,017,181)    8,126,339
                         -------------  -------------  -----------   ------------  -----------   -----------
 Capital contribution...        84,985        138,311           --             --           --            --
                         -------------  -------------  -----------   ------------  -----------   -----------
 Change in net assets...     8,143,503    (23,757,986)  (3,479,087)       791,338     (526,741)   12,282,019
NET ASSETS:
 Beginning of period....   134,145,623    157,903,609   81,055,134     80,283,796   33,787,369    21,485,350
                         -------------  -------------  -----------   ------------  -----------   -----------
 End of period.......... $ 142,289,126  $ 134,145,623  $77,576,047   $ 81,055,134  $33,240,628   $33,767,369
                         =============  =============  ===========   ============  ===========   ===========
SHARE TRANSACTIONS:
 Issued.................   184,733,182    426,124,613      150,853        373,123       82,213       832,694
 Reinvested.............       182,553        512,232      364,376        133,595       33,183        29,644
 Redeemed...............  (176,852,532)  (450,674,926)    (585,614)    (1,290,025)    (274,533)     (222,427)
                         -------------  -------------  -----------   ------------  -----------   -----------
 Change in shares.......     8,063,203    (24,038,081)     (70,385)      (783,307)    (159,137)      639,911
                         =============  =============  ===========   ============  ===========   ===========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                     LOW DURATION GOVERNMENT      TENNESSEE MUNICIPAL
                             FIXED INCOME FUND           SECURITIES FUND            OBLIGATIONS FUND
                         --------------------------  -------------------------  -------------------------
                          SIX MONTHS                  SIX MONTHS                 SIX MONTHS
                            ENDED       YEAR ENDED      ENDED      YEAR ENDED      ENDED      YEAR ENDED
                         DECEMBER 31,    JUNE 30,    DECEMBER 31,   JUNE 30,    DECEMBER 31,   JUNE 30,
                             1996          1996          1996         1996          1996         1996
                         ------------  ------------  ------------  -----------  ------------  -----------
                         (UNAUDITED)                 (UNAUDITED)                (UNAUDITED)
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income.. $    857,315  $  2,177,545  $   198,079   $   399,991  $   508,852   $ 1,080,311
 Net realized gains
   (losses) on
   investments
   transactions.........      (74,861)   (1,646,585)      58,045        (1,813)     (18,868)      (37,429)
 Net change in
   unrealized
   appreciation
   (depreciation)
   on investments.......      235,378        29,430       30,981      (149,458)     257,850      (106,825)
                         ------------  ------------  -----------   -----------  -----------   -----------
 Change in net assets
   resulting from
   operations...........    1,017,832       560,390      287,105       248,720      747,834       936,057
                         ------------  ------------  -----------   -----------  -----------   -----------
DISTRIBUTIONS TO
    SHAREHOLDERS:
 From net investment
   income...............     (857,315)   (2,163,561)    (198,079)     (399,991)    (508,852)   (1,077,559)
 In excess of net
   investment income....      (81,329)          --       (23,362)       (3,182)     (47,161)          --
 In excess of net
   realized gains on
   investments..........          --       (104,990)         --         (2,537)         --           (906)
                         ------------  ------------  -----------   -----------  -----------   -----------
                             (938,644)   (2,268,551)    (221,441)     (405,710)    (556,013)   (1,078,465)
                         ------------  ------------  -----------   -----------  -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
   issued...............      495,473     2,751,575        5,306       688,187      299,795     3,937,416
 Dividends reinvested...      429,988       971,603      179,452       339,394      171,062       294,830
 Cost of shares
   redeemed.............   (5,196,819)  (12,664,268)    (523,357)   (1,062,808)  (1,014,256)   (5,879,537)
                         ------------  ------------  -----------   -----------  -----------   -----------
 Change in net assets
   from
   capital transactions.   (4,271,358)   (8,941,090)    (338,599)      (35,227)    (543,399)   (1,647,291)
                         ------------  ------------  -----------   -----------  -----------   -----------
 Change in net assets...   (4,192,170)  (10,649,251)    (272,935)     (192,217)    (351,578)   (1,789,699)
NET ASSETS:
 Beginning of period....   28,847,209    39,496,460    7,460,991     7,653,208   19,037,088    20,826,787
                         ------------  ------------  -----------   -----------  -----------   -----------
 End of period.......... $ 24,655,039  $ 28,847,209  $ 7,188,056   $ 7,460,991  $18,685,510   $19,037,088
                         ============  ============  ===========   ===========  ===========   ===========
SHARE TRANSACTIONS:
 Issued.................       56,190       300,179          532        67,717       30,535       402,934
 Reinvested.............       48,885       106,183       17,961        33,512       17,418        30,243
 Redeemed...............     (591,008)   (1,377,873)     (52,372)     (105,303)    (103,277)     (600,866)
                         ------------  ------------  -----------   -----------  -----------   -----------
 Change in shares.......    (485,933)      (971,511)     (33,879)       (4,074)     (55,324)     (167,689)
                         ============  ============  ===========   ===========  ===========   ===========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

  PRINCIPAL                         SECURITY
   AMOUNT                          DESCRIPTION                          VALUE
 ----------- ------------------------------------------------------  -----------
 U.S. GOVERNMENT AGENCIES (96.3%):
 Federal Farm Credit Bank:
 $ 5,000,000 5.43%, 3/3/97.........................................  $ 5,000,000
  15,500,000 5.44%, 9/1/98*........................................   15,500,000
 Federal Home Loan Bank:
   1,000,000 5.31%, 12/14/97**.....................................      999,844
   2,000,000 5.40%, 4/4/97**.......................................    1,999,677
   1,000,000 6.63%, 5/23/97........................................    1,003,558
   3,000,000 5.28%, 8/14/97*.......................................    2,998,656
   5,000,000 5.65%, 1/7/98.........................................    5,000,000
 Federal National Mortgage Assoc.:
  10,000,000 5.24%, 3/25/97*.......................................    9,998,847
   2,000,000 5.45%, 6/20/97*.......................................    1,999,346
   3,000,000 5.49%, 7/28/97**......................................    2,994,817
   5,000,000 5.40%, 9/2/97**.......................................    4,997,163
  10,000,000 5.40%, 12/3/97*.......................................    9,995,442
   2,500,000 5.32%, 7/14/99*.......................................    2,490,054
 Private Export Funding:
   3,300,000 5.49%, 2/28/99*.......................................    3,292,897
 Student Loan Marketing Assoc.:
   1,000,000 5.83%, 4/21/97**......................................    1,001,055
  10,000,000 5.39%, 10/14/97**.....................................    9,994,347
     500,000 5.57%, 10/30/97**.....................................      500,378

  PRINCIPAL                        SECURITY
   AMOUNT                         DESCRIPTION                         VALUE
 ----------- ----------------------------------------------------  ------------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Student Loan Marketing Assoc., continued:
 $ 4,830,000 5.39%, 11/24/97*....................................   $ 4,824,019
   8,000,000 5.40%, 8/20/98**....................................     7,992,303
   2,000,000 5.40%, 9/28/98**....................................     1,997,947
  14,000,000 5.40%, 11/10/98**...................................    13,985,239
   5,000,000 5.43%, 2/8/99**.....................................     4,990,235
   7,000,000 5.41%, 2/22/99*.....................................     6,987,010
   2,500,000 5.32%, 7/12/99*.....................................     2,489,319
  14,000,000 5.44%, 8/2/99*......................................    13,987,292
                                                                   ------------
   Total U.S. Government Agency                                     137,019,445
                                                                   ------------
   Total Investments, at Amortized Cost                             137,019,445
                                                                   ------------
 REPURCHASE AGREEMENTS (6.9%):
   9,777,449 Zions Securities, 5.75%, 1/2/97, (Collateralized by
             $9,230,000 U.S. Treasury Notes, 7.25%, 8/15/04,
             Market Value = $9,780,572)..........................     9,777,449
                                                                   ------------
   Total Repurchase Agreements                                        9,777,449
                                                                   ------------
   Total (Cost--$146,796,894)(a)                                   $146,796,894
                                                                   ============

------
Percentages indicated are based on net assets of $142,289,126.
(a)Cost for federal income tax and financial reporting purposes are the same.
* Floating Rate Certificates are securities with interest rates that change whenever a specific interest rate changes. The interest rate is based on an index of market interest rates or other index. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on December 31, 1996.
** Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, quarterly, or semi-annually. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on December 31, 1996.

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL VALUE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                   SECURITY
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (98.8%):
 Automotive Parts (2.9%):
    71,100 Echlin, Inc............................................   $ 2,248,538
                                                                     -----------
 Banking (1.2%):
    26,965 First Hawaiian, Inc. ..................................       943,775
                                                                     -----------
 Capital Goods (4.3%):
   150,000 Global Industries Technology, Inc. (b).................     3,318,750
                                                                     -----------
 Computers & Peripherals (5.9%):
   188,650 Amdahl Corp. (b).......................................     2,287,381
    15,450 International Business Machines Corp...................     2,332,950
                                                                     -----------
                                                                       4,620,331
                                                                     -----------
 Containers--Metal, Glass, Paper,
  Plastic (2.8%):
    94,050 Rubbermaid, Inc .......................................     2,139,638
                                                                     -----------
 Electrical Equipment (3.1%):
    53,835 Thomas & Betts Corp. ..................................     2,388,928
                                                                     -----------
 Entertainment (3.5%):
    69,300 Hasbro, Inc. ..........................................     2,694,038
                                                                     -----------
 Financial Services (3.7%):
    66,100 SunAmerica, Inc. ......................................     2,933,188
                                                                     -----------
 Food Processing & Packaging (5.9%):
   144,100 J & J Snack Foods Corp. (b)............................     1,945,350
   110,800 McCormick & Company, Inc...............................     2,610,725
                                                                     -----------
                                                                       4,556,075
                                                                     -----------
 Insurance (12.1%):
   124,652 PXRE Corp..............................................     3,053,979
    68,132 Travelers Group, Inc...                                     3,091,490
    44,600 UNUM Corp..............................................     3,222,350
                                                                     -----------
                                                                       9,367,819
                                                                     -----------
 Medical Services (3.4%):
   133,700 Value Health, Inc. (b).................................     2,607,150
                                                                     -----------
 Metal & Mineral Production (2.6%):
    44,900 Cleveland Cliffs, Inc..................................     2,037,338
                                                                     -----------

                                   SECURITY
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Mobile Homes & Manufactured Housing (1.4%):
    42,600 Skyline Corp...........................................   $ 1,054,350
                                                                     -----------
 Oil & Gas (3.9%):
   105,180 Valero Energy Corp.....................................     3,010,777
                                                                     -----------
 Oilfield Equipment & Services (4.5%):
    69,150 B. J. Services (b).....................................     3,526,650
                                                                     -----------
 Pollution Control Services & Equipment (3.3%):
   158,700 Safety-Kleen Corp......................................     2,598,712
                                                                     -----------
 Real Estate Investment Trusts (9.4%):
   197,500 Equity Inns, Inc.......................................     2,567,500
    77,700 Mid-America Apartment Communities, Inc.................     2,243,587
    65,710 Storage USA, Inc.......................................     2,472,338
                                                                     -----------
                                                                       7,283,425
                                                                     -----------
 Restaurants (2.7%):
   241,750 Darden Restaurants, Inc................................     2,115,312
                                                                     -----------
 Retail (7.7%):
   236,600 Burlington Coat Factory Warehouses (b).................     3,075,800
   279,100 Hancock Fabrics, Inc...................................     2,895,662
                                                                     -----------
                                                                       5,971,462
                                                                     -----------
 Savings & Loan Companies (4.0%):
    94,700 H. F. Ahmanson & Co....................................     3,077,750
                                                                     -----------
 Steel (3.9%):
   160,000 Birmingham Steel Corp..................................     3,040,000
                                                                     -----------
 Tobacco & Tobacco Products (2.7%):
    64,500 UST, Inc...............................................     2,088,188
                                                                     -----------
 Trucking (3.9%):
   166,650 Werner Enterprises, Inc................................     3,020,531
                                                                     -----------
   Total Common Stocks                                                76,642,725
                                                                     -----------
 INVESTMENT COMPANIES (1.2%):
   212,915 Dreyfus Treasury Prime Fund............................       212,915
   684,352 Riverside Capital Money Market Fund....................       684,352
                                                                     -----------
 Total Investment Companies                                              897,267
                                                                     -----------
 Total (Cost--$60,465,423)(a)                                        $77,539,992
                                                                     ===========

------
Percentages indicated are based on net assets of $77,576,047.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation...................................... $19,555,849
      Unrealized depreciation......................................  (2,481,280)
                                                                    -----------
      Net unrealized appreciation.................................. $17,074,569
                                                                    ===========

(b) Non-income producing securities.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                   SECURITY
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (90.4%):
 Amusement & Recreation (2.0%):
    18,000 Cedar Fair L.P.........................................   $   666,000
                                                                     -----------
 Automotive Parts (1.6%):
    38,950 Titan Wheel International, Inc.........................       496,613
     2,200 Walbro Corp. ..........................................        40,150
                                                                     -----------
                                                                         536,763
                                                                     -----------
 Banking (6.4%):
     9,500 NationsBank Corp.......................................       928,625
    34,200 SouthTrust Corp........................................     1,192,725
                                                                     -----------
                                                                       2,121,350
                                                                     -----------
 Beverages (3.0%):
    18,800 Coca-Cola Co...........................................       989,350
                                                                     -----------
 Computers (1.2%):
    30,000 Checkmate Electronics, Inc. (b)........................       390,000
                                                                     -----------
 Computers & Peripherals (3.5%):
    35,000 EMC Corp. (b)..........................................     1,159,375
                                                                     -----------
 Construction (2.2%):
    53,445 Clayton Homes, Inc.....................................       721,507
                                                                     -----------
 Department Stores (1.2%):
    31,200 Claire's Stores, Inc. .................................       405,600
                                                                     -----------
 Electrical Components (1.0%):
    40,000 World Access, Inc. (b).................................       320,000
                                                                     -----------
 Electrical Equipment (3.6%):
    12,000 General Electric Co. ..................................     1,186,500
                                                                     -----------
 Electronic & Electrical (5.3%):
    21,000 AMP, Inc. .............................................       805,875
    15,500 Motorola, Inc. ........................................       951,313
                                                                     -----------
                                                                       1,757,188
                                                                     -----------
 Food Processing & Packaging (5.4%):
    25,000 Nabisco Holdings Corp. ................................       971,875
    22,000 Sara Lee Corp..........................................       819,500
                                                                     -----------
                                                                       1,791,375
                                                                     -----------
 Insurance (3.1%):
     9,500 American International
            Group, Inc............................................     1,028,375
                                                                     -----------

                                    SECURITY
  SHARES                          DESCRIPTION                            VALUE
 --------- ---------------------------------------------------------   ---------
 COMMON STOCKS, CONTINUED:
 Manufacturing--Capital Goods (1.9%):
    45,000 Metrotrans Corp. (b).....................................   $ 630,000
                                                                       ---------
 Measuring & Controlling Devices (1.7%):
    14,100 Thermo Electron Corp. (b)................................     581,625
                                                                       ---------
 Oil-Integrated Companies (5.4%):
     7,400 Atlantic Richfield Co. ..................................     980,500
     8,500 Texaco, Inc..............................................     834,062
                                                                       ---------
                                                                       1,814,562
                                                                       ---------
 Pharmaceuticals (5.8%):
    17,500 Abbott Laboratories......................................     888,125
    16,100 Schering-Plough Corp. ...................................   1,042,475
                                                                       ---------
                                                                       1,930,600
                                                                       ---------
 Pollution Control Services & Equipment (1.8%):
    23,500 Browning-Ferris Industries, Inc..........................     616,875
                                                                       ---------
 Real Estate Investment Trusts (7.4%):
    44,000 Merry Land & Investment
            Co., Inc. ..............................................     946,000
    27,300 Storage USA, Inc. .......................................   1,027,163
    37,100 Winston Hotels, Inc. ....................................     505,488
                                                                       ---------
                                                                       2,478,650
                                                                       ---------
 Restaurants (2.8%):
    37,000 Cracker Barrel Old Country Store, Inc....................     938,875
                                                                       ---------
 Retail (5.3%):
    21,700 Home Depot, Inc..........................................   1,087,713
    29,000 Wal-Mart Stores, Inc. ...................................     663,375
                                                                       ---------
                                                                       1,751,088
                                                                       ---------
 Semiconductors (3.7%):
     9,400 Intel Corp...............................................   1,230,812
                                                                       ---------
 Services (Non-Financial) (2.1%):
    35,000 Rollins, Inc.............................................     700,000
                                                                       ---------
 Soaps & Cleaning Agents (2.3%):
     7,000 Procter & Gamble Co. ....................................     752,500
                                                                       ---------
 Tobacco (4.5%):
    13,200 Philip Morris Cos., Inc..................................   1,486,650
                                                                       ---------
 Toys & Bicycles--Manufacturing (3.0%):
    35,675 Mattel, Inc..............................................     989,981
                                                                       ---------

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                   SECURITY
  SHARES                         DESCRIPTION                            VALUE
  ------   -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Utilities--Telecommunications (3.2%):
    33,000 MCI Telecommunications
            Corp..................................................   $ 1,078,688
                                                                     -----------
   Total Common Stocks                                                30,054,289
                                                                     -----------
 INVESTMENT COMPANIES (9.5%):
 1,574,114 Dreyfus Treasury Prime Fund............................     1,574,114

                                   SECURITY
  SHARES                         DESCRIPTION                            VALUE
  ------   -------------------------------------------------------   -----------
 INVESTMENT COMPANIES, CONTINUED:
 1,574,114 Riverside Capital Money Market Fund....................   $ 1,574,114
                                                                     -----------
   Total Investment Companies                                          3,148,228
                                                                     -----------
   Total (Cost--$25,746,510)(a)                                      $33,202,517
                                                                     ===========

------
Percentages indicated are based on net assets of $33,240,628.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation....................................... $8,038,208
      Unrealized depreciation.......................................   (582,201)
                                                                     ----------
      Net unrealized appreciation................................... $7,456,007
                                                                     ==========

(b) Non-income producing securities.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FIXED INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

 PRINCIPAL                         SECURITY
   AMOUNT                        DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------
 CORPORATE BONDS (31.1%):
 Banking (6.5%):
 $1,500,000 Commerce Bancorp, Inc., 8.38%, 7/15/03...............   $ 1,605,015
                                                                    -----------
 Financial Services (4.2%):
  1,000,000 Security Capital Pacific Trust, 7.65%, 8/1/10,
             Callable @ Whole + 25Bp.............................     1,027,500
                                                                    -----------
 Industrial Goods & Services (15.9%):
  1,500,000 Montalbano Builders, 10.00%, 5/1/99, Callable 5/1/98
             @100................................................     1,500,000
    852,570 Rosewood Care Center Funding, 7.25%, 11/1/13.........       818,467
  1,600,000 Voyager Lines Private Placement, 9.50%, 11/1/99,
             Callable 2/18/97 @100 (b)...........................     1,600,000
                                                                    -----------
                                                                      3,918,467
                                                                    -----------
 Transportation & Shipping (4.5%):
  1,125,000 Ray & Ross Transport, Inc., 10.00%, 2/1/06, Callable
             1/1/97 @100.........................................     1,125,000
                                                                    -----------
   Total Corporate Bonds                                              7,675,982
                                                                    -----------
 MUNICIPAL BONDS (5.3%):
 Arkansas (5.3%):
  1,300,000 Union County Arkansas Revenue, Hillsboro Manor
             Project, 9.50%, 9/1/17..............................     1,296,750
                                                                    -----------
   Total Municipal Bonds                                              1,296,750
                                                                    -----------
 TAXABLE MUNICIPAL BONDS (20.1%):
 California (6.1%):
  1,500,000 Corona, California, Single Family, 6.88%, 11/1/17,
             Callable 11/1/06 @102...............................     1,499,550
                                                                    -----------
 Illinois (0.5%):
    119,130 Belleville, St. Clair County, CMO, 7.35%, 11/15/09...       122,825
                                                                    -----------
 Oaklahoma (4.1%):
  1,000,000 Oklahoma County Financial Authority, 8.05%, 10/1/09..     1,010,000
                                                                    -----------

 PRINCIPAL                         SECURITY
   AMOUNT                        DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------
 TAXABLE MUNICIPAL BONDS, CONTINUED:
 Tennessee (3.0%):
 $  745,000 Hamilton County, Tennessee Industrial Development
             Board, Multifamily Housing Revenue, Waterford
             Apartments, Project A, 8.50%, 8/1/10................   $   739,003
                                                                    -----------
 West Virginia (6.4%):
    105,000 Harrison County, West Virginia Revenue Refunding,
             First Mortgage, Meadow B, 9.25%, 11/1/08............       104,440
    260,000 Summers County, West Virginia First Mortgage Gross
             Revenue Refunding, Limited Partnership, 8.00%,
             10/1/03.............................................       255,572
  1,230,000 West Virginia State Hospital Financial Authority,
             Hospital Revenue, Nellas Income Project, 9.50%,
             8/1/15..............................................     1,215,056
                                                                    -----------
                                                                      1,575,068
                                                                    -----------
   Total Taxable Municipal Bonds                                      4,946,446
                                                                    -----------

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FIXED INCOME FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1996
                                  (UNAUDITED)

 PRINCIPAL                         SECURITY
   AMOUNT                         DESCRIPTION                           VALUE
 ---------  ------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES (32.2%):
 Federal Home Loan Mortgage Corp.:
 $1,200,000 8.60%, 10/27/09.......................................   $ 1,248,456
  2,580,000 8.06%, 8/9/11, Callable 8/9/99 @100...................     2,664,830
 Federal National Mortgage Assoc.:
    405,000 6.65%, 3/8/06, Callable 10/27/99 @100.................       393,591
  3,800,000 6.69%, 2/2/11, Callable 2/2/01 @100...................     3,633,104
                                                                     -----------
   Total U.S. Government Agencies                                      7,939,981
                                                                     -----------

 PRINCIPAL                         SECURITY
   AMOUNT                         DESCRIPTION                           VALUE
 ---------  ------------------------------------------------------   -----------
 U.S. TREASURY BONDS (0.2%):
 $   49,000 9.13%, 5/15/09........................................   $    56,524
                                                                     -----------
   Total U.S. Treasury Bonds                                              56,524
                                                                     -----------
 INVESTMENT COMPANIES (9.6%):
  1,235,317 Dreyfus Treasury Prime Fund...........................     1,235,317
  1,136,171 Riverside Capital Money Market Fund...................     1,136,171
                                                                     -----------
   Total Investment Companies                                          2,371,488
                                                                     -----------
   Total (Cost--$24,033,785)(a)                                      $24,287,172
                                                                     ===========

------
Percentages indicated are based on net assets of $24,655,039.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation........................................ $ 354,523
      Unrealized depreciation........................................  (101,136)
                                                                      ---------
      Net unrealized appreciation.................................... $ 253,387
                                                                      =========

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
 CMO--Collateralized Mortgage Obligation

                      See notes to financial statements.

THE SESSION GROUP
RIVERSIDE CAPITAL LOW DURATION GOVERNMENT SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1996
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                          SECURITY
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------  ----------
 U.S. GOVERNMENT AGENCIES (94.0%):
 Federal Farm Credit Bank:
 $700,000  8.80%, 1/31/02...........................................  $  774,053
  250,000  7.10%, 11/12/02..........................................     259,520
 Federal Home Loan Bank:
  700,000  3.82%, 7/15/98*..........................................     675,004
  250,000  5.50%, 1/23/01...........................................     242,833
  775,000  6.10%, 11/26/01..........................................     772,094
 Federal Home Loan Mortgage Corp.:
  250,000  7.75%, 11/7/01...........................................     264,265
  750,000  7.54%, 5/3/04............................................     761,235
  500,000  7.89%, 5/12/04...........................................     501,370
 Federal National Mortgage Assoc.:
  250,000  5.55%, 1/17/01...........................................     243,303
  545,000  7.20%, 1/10/02...........................................     545,000
 Private Export Funding:
  433,550  5.65%, 3/15/03...........................................     426,505

 SHARES OR
 PRINCIPAL                          SECURITY
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- -------------------------------------------------------   ----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Shipco 668 Series A-Title XI:
 $  295,000 8.50%, 5/11/02.........................................   $  295,391
 Small Business Investment Corp.:
  1,000,000 7.08%, 12/1/06.........................................      998,500
                                                                      ----------
   Total U.S. Government Agencies                                      6,759,071
                                                                      ----------
 INVESTMENT COMPANIES (5.0%):
          1 Dreyfus Treasury Prime Fund............................            1
    358,118 Riverside Capital Money Market Fund....................      358,118
                                                                      ----------
   Total Investment Companies                                            358,119
                                                                      ----------
   Total (Cost--$7,094,466)(a)                                        $7,117,190
                                                                      ==========

------
Percentages indicated are based on net assets of $7,188,056.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation......................................... $ 73,956
      Unrealized depreciation.........................................  (51,232)
                                                                       --------
      Net unrealized depreciation..................................... $ 22,724
                                                                       ========

* Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, quarterly or semi-annually. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on December 31, 1996.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

 PRINCIPAL                        SECURITY
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS (84.2%):
 Georgia (2.3%):
 $400,000  Atlanta, Georgia Housing Development Corp., Mortgage
            Revenue, 7.00%, 12/1/20, Callable 12/1/05, @102......   $   423,128
                                                                    -----------
 Louisiana (4.4%):
  750,000  New Orleans, Louisiana Audubon Park Revenue, 8.00%,
            4/1/12...............................................       821,730
                                                                    -----------
 Pennsylvania (2.7%):
  250,000  Schuylkill County, Pennsylvania Industrial Development
            Authority Revenue, Beverly Enterprises Project,
            6.63%, 5/1/03........................................       253,798
  250,000  Wyoming County, Pennsylvania Industrial Development
            Authority Revenue, Beverly Enterprises Project,
            6.25%, 7/1/06........................................       252,300
                                                                    -----------
                                                                        506,098
                                                                    -----------
 South Carolina (1.1%):
  200,000  Charleston County, South Carolina Health Facilities
            Revenue, Franke Home Project, 8.00%, 11/1/24.........       209,756
                                                                    -----------
 Tennessee (72.1%):
    5,000  Blount County, Tennessee Health & Educational
            Facilities Board Revenue, Multifamily Mortgage,
            Maryville Towers Project, 6.20%, 7/20/28, GNMA.......         5,093
  100,000  Bruceton, Tennessee Water & Sewer Development, GO,
            6.70%, 3/1/13........................................       105,506
  105,000  Bruceton, Tennessee Water & Sewer Development, GO,
            6.70%, 3/1/14........................................       110,718
  115,000  Bruceton, Tennessee Water & Sewer Development, GO,
            6.75%, 3/1/15........................................       121,389
  125,000  Bruceton, Tennessee Water & Sewer Development, GO,
            6.75%, 3/1/16........................................       131,720
  395,000  Clarkesville, Tennessee Water, Sewer & Gas Refunding &
            Improvement, 6.25%, 2/1/18, MBIA.....................       418,692
  435,000  Dyer County, Tennessee Health, Educational & Housing
            Facilities Board Revenue, 1st Mortgage Parkview
            Convalescent, 7.25%, 10/1/04.........................       460,113
  500,000  Hamilton County, Tennessee Industrial Development
            Board Revenue, Multifamily Housing, Park at 58
            Project, 6.70%, 3/1/21, Callable 3/1/06 @101.........       514,790
  250,000  Hamilton County, Tennessee Industrial Development
            Board Revenue, Multifamily Housing, Pattern Towers,
            6.38%, 8/1/26, Callable 8/1/05 @102..................       252,375
  890,000  Hamilton County, Tennessee Industrial Development
            Board Revenue, Multifamily Housing, Waterford Place
            Apartments Project, Series B, 6.60%, 2/1/24, FGIC....       884,375
  300,000  Jackson, Tennessee Health, Educational & Housing,
            Posthouse Apartments, 7.00%, 5/1/17..................       316,028
  350,000  Knox County, Tennessee Public Improvement, GO, 6.38%,
            4/1/07...............................................       381,752
  350,000  Knoxville, Tennessee Community Development Corp.,
            Clinton Towers Housing Revenue, Multifamily, 6.60%,
            10/15/07.............................................       365,526
  250,000  Knoxville, Tennessee Community Development Corp.,
            Clinton Towers Housing Revenue, Multifamily, 6.65%,
            10/15/10.............................................       259,178
  250,000  Lawrance County, GO, 6.63%, 3/1/14....................       273,528
  115,000  Manchester, Tennessee Water & Sewer Revenue, Series
            1992, GO, 6.00%, 7/1/06, AMBAC.......................       119,278

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

 PRINCIPAL                         SECURITY
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Tennessee, continued:
 $  450,000 Maury County Industrial Development Board, PCR,
             6.50%, 9/1/24, Callable 9/1/04 @102.................   $   474,444
    250,000 Memphis, Tennessee Health, Educational, & Housing
             Facilities Board, Mortgage Revenue, Edgewater
             Terrace Project, 7.38%, 1/20/27, FHA, LOC: First
             Alabama Birmingham..................................       266,758
    250,000 Memphis, Tennessee Health, Educational, & Housing
             Facilities Board, Multifamily Refunding, River Trace
             II, 6.45%, 4/1/26...................................       259,305
    250,000 Metropolitan Government, Nashville & Davidson County,
             Tennessee Health & Educational Facilities Board
             Revenue, 1st Mortgage, Blakeford Project, 7.50%,
             7/1/99..............................................       254,525
     75,000 Metropolitan Government, Nashville & Davidson County,
             Tennessee Water & Sewer Revenue, 7.00%, 1/1/14......        75,930
    150,000 Morristown, Tennessee Housing Development Corp.,
             Multifamily Revenue, 6.25%, 5/1/18..................       154,707
    150,000 Poplar Grove, Tennessee Utility District, Tipton
             County Gas System Revenue, Series 1993, 6.90%,
             1/15/07.............................................       155,928
    130,000 Poplar Grove, Tennessee Utility District, Waterworks
             Revenue Refunding & Improvement, 6.05%, 4/1/05......       138,852
    160,000 Rutherford County, 0.00%, 5/1/13.....................        63,726
    370,000 Shelby County, Tennessee Compound Interest School
             Bonds, Series A, GO, 0.00%, 5/1/12..................       159,662
    900,000 Shelby County, Tennessee Health Educational & Housing
             Facilities Board Revenue, 8.50%, 7/1/26.............       917,982
    500,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Trezevant Manor
             Project, 6.00%, 8/1/16..............................       478,515
    125,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Industrial
             Development, 1st Healthcare Project, 6.50%, 4/1/02..       124,846
    250,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Beverly
             Enterprises Project, 6.50%, 3/1/09..................       253,135
  1,150,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Multifamily
             Housing, Windsor Apartments, 6.75%, 10/1/17.........     1,201,244
    725,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Heritage Place
             Project, 7.12%, 7/1/25, MBIA, FHA...................       774,851
    500,000 Shelby County, Tennessee, 6.00%, 4/15/24.............       497,950
    300,000 Shelby County, Tennessee, 6.63%, 7/1/17, Callable
             12/1/06 @102........................................       300,468
    500,000 Shelby County, Tennessee, 6.75%, 1/1/28, Callable
             12/1/06 @102........................................       500,770
    500,000 South Fulton, Tennessee Industrial Development
             Revenue, 6.35%, 10/1/15, Callable 10/1/05 @102......       513,660
    310,000 South Fulton, Tennessee Industrial Revenue Authority,
             6.00%, 10/1/10, Callable 10/1/05 @102...............       315,868
    300,000 Spring City, Tennessee Health, Educational & Housing
             Facility, 1st Mortgage, Spring City Care Center,
             8.75%, 9/1/24.......................................       313,620
    550,000 Winchester, Tennessee Health & Educational Facilities
             Board, Revenue Refunding, Beverly Enterprises Income
             Project, 7.00%, 6/1/09..............................       561,374
                                                                    -----------
                                                                     13,478,181
                                                                    -----------

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

 PRINCIPAL                         SECURITY
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 West Virginia (0.7%):
 $1,000,000 Charleston W. Virginia Building, 0.00%, 12/1/24......   $   148,890
    125,000 Summers County, West Virginia, First Mortgage Gross
             Revenue Refunding, 7.25%, 10/1/09...................       128,874
                                                                    -----------
                                                                        277,764
                                                                    -----------
  Total Municipal Bonds...........................................   15,716,657
                                                                    -----------
 ALTERNATIVE MINIMUM TAX PAPER (14.3%):
 Oklahoma (1.6%):
    300,000 Oklahoma Development Finance Authority Revenue, First
             Mortgage, Bake Rite Income Project, 8.38%, 8/1/11...       305,520
                                                                    -----------
 Tennessee (12.7%):
    815,000 Loudon County, Tennessee Industrial Development
             Board, Solid Waste Disposal Revenue, Kimberly-Clark
             Corp. Project, 6.20%, 2/1/23........................       831,015
    100,000 Memphis Shelby County, Tennessee Airport Revenue,
             8.13%, 2/15/12, MBIA................................       105,995
    740,000 Tennessee Housing Development Agency, 7.05%, 7/1/20..       152,099
    145,000 Tennessee Housing Development Agency Mortgage, Series
             A, 6.90%, 7/1/25....................................       765,907
    500,000 Tennessee Housing Development Agency Mortgage, Series
             C, 6.10%, 7/1/15....................................       510,095
                                                                    -----------
                                                                      2,365,111
                                                                    -----------
  Total Alternative Minimum Tax Paper.............................    2,670,631
                                                                    -----------
  Total (Cost--$17,887,329)(a)....................................  $18,387,288
                                                                    ===========

--------
Percentages indicated are based on net assets of $18,685,510.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation........................................ $ 538,379
      Unrealized depreciation........................................   (38,420)
                                                                      ---------
      Net unrealized appreciation.................................... $ 499,959
                                                                      =========

  AMBAC--Insured by American Municipal Bond Assurance Corp.
  FGIC--Insured by Financial Guarantee Insurance Corp.
  FHA--Insured by Federal Housing Administration
  GNMA--Insured by Government National Mortgage Assoc.
  GO--General Obligation
  LOC--Letter of Credit
  MBIA--Insured by Municipal Bond Insurance Assoc.
  PCR--Pollution Control Revenue

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

1. ORGANIZATION:

 The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as an open-end management investment company. Between the date of organization and the dates of commencement of operations of the Riverside Capital Money Market Fund, the Riverside Capital Value Equity Fund, the Riverside Capital Growth Fund, the Riverside Capital Fixed Income Fund, the Riverside Capital Low Duration Government Securities Fund and the Riverside Capital Tennessee Municipal Obligations Fund (individually , a "Fund" and collectively, the "Funds"), each a series of the Group, the Funds earned no investment income and had no operations other than incurring organizational expenses and the sale of initial units of beneficial interest ("shares") of the Funds.

 The investment objective of the Money Market Fund is to seek current income with liquidity and stability of principal. The investment objective of the Value Equity Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Growth Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Fixed Income Fund is to seek current income as well as preservation of capital by investing in a portfolio of high grade fixed income securities. The investment objective of the Low Duration Government Securities Fund is to seek current income consistent with preservation of capital. The investment objectives of the Tennessee Municipal Obligations Fund are to seek (1) income which is exempt from federal income tax and Tennessee state income tax, and (2) preservation of capital.

 The Group is authorized to issue an unlimited number of shares, without par value. Sales of shares of the Funds may be made to customers of National Bank of Commerce ("NBC") and its affiliates, to all accounts of correspondent banks of NBC and to the general public. NBC serves as investment adviser to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

 SECURITIES VALUATION:

 Investments of the Money Market Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not a) purchase any instrument with a remaining maturity greater than 397 calendar days unless such investment is subject to a demand feature, or b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1996

 Investments in common and preferred stocks and commercial paper of the Value Equity Fund, the Growth Fund, the Fixed Income Fund, the Low Duration Government Securities Fund and the Tennessee Municipal Obligations Fund (collectively, "the variable net asset value funds"), are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in corporate bonds, municipal securities and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean of the latest bid and asked quotations in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

 SECURITY TRANSACTIONS AND RELATED INCOME:

 Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

 REPURCHASE AGREEMENTS:

 The Funds may acquire repurchase agreements from financial institutions such as banks and broker dealers which NBC deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

 REVERSE REPURCHASE AGREEMENTS:

 The Funds may borrow for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and brokerdealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure such equivalent value is maintained at all times. Reverse repurchase agreements are considered to be borrowing by the Funds under the 1940 Act.

 DERIVATIVES:

 A derivative is defined as a financial instrument whose value is derived from the performance of underlying assets, interest rate and currency exchange rates, or indices, and include (but are not limited to) structured

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1996

 debt obligations, interest rate and currency swaps, future contracts, options, and forward currency contracts. The variable net asset value funds may invest in structured debt obligations for the purpose of mitigating interest rate risk in the portfolio. Such structured debt obligations have floating interest rates that reset to various indices, which may include swap rates or floors, and which reset at periodic intervals, as disclosed in the accompanying Schedules of Portfolio Investments. Risks of entering into such transactions include the potential inability of the dealer to meet their obligations and unanticipated movements in the value of the security or the underlying assets or indices. It is possible that the Funds will incur a loss as a result of their December 31, 1996 investments in derivative instruments. It is the Fund's policy to the extent that there exists no readily available market for such securities, that the investment will be treated as an illiquid security for purposes of calculating the Funds' limitation on investments in illiquid securities as set forth in the Funds' investment restrictions.

 DIVIDENDS TO SHAREHOLDERS:

 Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the Money Market Fund. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed annually for the variable net asset value funds.

 Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, expiring capital loss carry forwards, and deferral of certain losses.

 FEDERAL INCOME TAXES:

 It is the policy of each of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

 ORGANIZATION COSTS:

 All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Funds. Such expenses are amortized over a period of two years commencing with the date of the initial public offering (five years for the Tennessee Municipal Obligations Fund).

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1996

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the six month ended December 31, 1996 are as follows:

                                                         PURCHASES     SALES
                                                        ----------- -----------
  Value Equity Fund.................................... $ 3,717,711 $15,355,832
  Growth Fund.......................................... $ 3,988,822 $ 7,578,649
  Fixed Income Fund.................................... $29,658,984 $36,627,631
  Low Duration Government Securities Fund.............. $ 1,771,973 $ 2,327,700
  Tennessee Municipal Obligations Fund................. $ 3,762,843 $ 4,302,346

4. RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Funds by NBC. Under the terms of the investment advisory agreements, NBC is entitled to receive fees based on a percentage of the average net assets of each Fund. NBC has agreed that if the aggregate expenses of the Funds, as defined, for any fiscal year exceed limitations of any state having jurisdiction over the Funds, NBC will refund to the Funds, or otherwise bear a portion of such excess. BISYS has agreed to bear the balance. Such limitation did not affect the calculation of the investment advisory fees during the six months ended December 31, 1996.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services, Inc. ("BISYS Services") are subsidiaries of The BISYS Group, Inc.

 BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreements, BISYS' fees are computed daily as a percentage of the average net assets of each Fund. BISYS Services serves the Funds as transfer agent and fund accountant.

 During the six month ended, December 31, 1996, NBC voluntarily contributed $67,384 of its investment advisory fees and BISYS voluntarily contributed $17,601 of its administrative fees to the Money Market Fund. During the years ended, June 30, 1995 and June 30, 1996 NBC voluntarily contributed $124,984 and $97,370, respectively, of its investment advisory fees to the Money Market Fund. In addition during the year June 30, 1996 BISYS contributed $13,327 of its administrative fees to the Money Market Fund. During the year ended June 30, 1995, NBC purchased securities from the Fund for their carrying value of $14,199,150 plus accrued interest. The market value of these securities at the date of sale to NBC was $13,667,783. The voluntary contribution of investment advisory and administrative fees, and the difference between the market value and carrying value of the securities on the transaction date are reflected in the accompanying financial statements as a capital contribution to the Fund.

 The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees are used by BISYS to pay banks, including NBC, broker dealers and other institutions, or to reimburse BISYS or its affiliates, for administration, distribution and shareholder services in connection with the distribution of Fund shares.

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1996

 The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include NBC, its correspondent and affiliated banks and BISYS, for providing ministerial, recordkeeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net asset value of a Fund.

 BISYS is also entitled to receive commissions on sales of shares of the variable net asset value funds. For the six month ended December 31, 1996, BISYS received $2,659 from commissions earned on sales of shares of the variable net asset value funds, of which $2,607 was reallowed to affiliated broker/dealers.

 Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.

 Information regarding these transactions is as follows for the six month ended December 31, 1996:

                                               MONEY      VALUE
                                              MARKET     EQUITY       GROWTH
                                               FUND       FUND         FUND
                                              -------  -----------  -----------
  INVESTMENT ADVISORY FEES:
  Annual fee before voluntary fee reductions
   (percentage of average net assets).......      .35%    1.00% of     1.00% of
                                                             first        first
                                                       $50 million  $50 million
                                                           .75% of      .75% of
                                                         remaining    remaining
  Voluntary fee reductions..................       --           --     $104,443
  ADMINISTRATION FEES:
  Annual fee before voluntary fee reductions
   (percentage of average net assets).......      .20%         .20%         .20%
  Voluntary fee reductions..................       --           --       $8,033
  12B-1 FEES:
  Annual fee before voluntary fee reductions
   (percentage of average net assets).......      .25%         .25%         .25%
  Voluntary fee reductions..................  $58,340      $65,254      $29,232
  ADMINISTRATIVE SERVICES FEES:
  Annual fee before voluntary fee reductions
   (percentage of average net assets).......      .25%         .25%         .25%
  Voluntary fee reductions..................  $85,164      $14,683       $4,508
  FUND ACCOUNTANT AND TRANSFER AGENT FEES...  $39,059      $38,599      $29,657

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1996

                                    LOW DURATION  TENNESSEE
                            FIXED    GOVERNMENT   MUNICIPAL
                           INCOME    SECURITIES  OBLIGATIONS
                            FUND        FUND        FUND
                           -------  ------------ -----------
  INVESTMENT ADVISORY
   FEES:
  Annual fee before
   voluntary fee
   reductions
   (percentage of average
   net assets)............     .65%       .50%         .65%
  Voluntary fee
   reductions.............      --    $18,356      $56,828
  ADMINISTRATION FEES:
  Annual fee before
   voluntary fee
   reductions
   (percentage of average
   net assets)............     .20%       .20%         .20%
  Voluntary fee
   reductions.............      --    $ 1,835           --
  12B-1 FEES:
  Annual fee before
   voluntary fee
   reductions
   (percentage of average
   net assets)............     .25%       .25%         .25%
  Voluntary fee
   reductions............. $27,257    $ 3,921      $10,796
  ADMINISTRATIVE SERVICES
   FEES:
  Annual fee before
   voluntary fee
   reductions
   (percentage of average
   net assets)............     .25%       .25%         .25%
  Voluntary fee
   reductions............. $ 1,403    $ 3,786      $ 9,091
  FUND ACCOUNTANT AND
   TRANSFER AGENT FEES.... $29,251    $25,531      $36,282

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                         MONEY MARKET FUND
                          -----------------------------------------------------------
                                        YEAR ENDED JUNE 30,
                          -----------------------------------------------------------
                           SIX MONTHS
                             ENDED
                          DECEMBER 31,
                              1996         1996         1995         1994      1993
                          ------------   --------     --------     --------  --------
                          (UNAUDITED)
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........    $   1.00     $   1.00     $   1.00     $   1.00  $   1.00
                            --------     --------     --------     --------  --------
Investment Activities
  Net investment income.       0.022        0.046        0.044        0.026     0.032
  Net realized and
   unrealized gains
   (losses) on invest-
   ments................         --           --        (0.004)         --        --
                            --------     --------     --------     --------  --------
    Total from Invest-
     ment
     Activities.........       0.022        0.046        0.040        0.026     0.032
                            --------     --------     --------     --------  --------
Distributions
  Net investment income.      (0.022)      (0.046)      (0.044)      (0.026)   (0.032)
                            --------     --------     --------     --------  --------
    Total Distributions.      (0.022)      (0.046)      (0.044)      (0.026)   (0.032)
                            --------     --------     --------     --------  --------
Capital transactions....         --           --         0.004          --        --
                            --------     --------     --------     --------  --------
NET ASSET VALUE, END OF
 PERIOD.................    $   1.00     $   1.00     $   1.00     $   1.00  $   1.00
                            ========     ========     ========     ========  ========
Total Return............        2.21%(a)     4.75%(c)     4.44%(c)     2.65%     3.20%
RATIOS/SUPPLEMENTAL DA-
 TA:
Net Assets, at end of
 period (000)...........    $142,289     $134,146     $157,904     $128,001  $141,840
Ratio of expenses to av-
 erage net assets.......        1.05%(b)     0.99%        0.97%        0.95%     0.85%
Ratio of net investment
 income to average net
 assets.................        4.34%(b)     4.65%        4.41%        2.62%     3.17%
Ratio of expenses to av-
 erage net assets*......        1.26%(b)     1.20%        1.18%        1.09%     0.94%
Ratio of net investment
 income to average net
 assets*................        4.13%(b)     4.44%        4.20%        2.48%     3.08%

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) The capital contribution had no impact on the total return for the years ended June 30, 1995 and June 30, 1996.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                            VALUE EQUITY FUND
                               -------------------------------------------------
                                SIX MONTHS
                                  ENDED             YEAR ENDED JUNE 30,
                               DECEMBER 31,   ----------------------------------
                                   1996        1996     1995     1994     1993
                               ------------   -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................    $ 14.54      $ 12.63  $ 12.67  $ 11.57  $ 11.04
                                 -------      -------  -------  -------  -------
Investment Activities
  Net investment income......       0.04         0.14     0.14     0.07     0.21
  Net realized and unrealized
   gains on investments......       1.64         2.40     0.76     1.28     0.96
                                 -------      -------  -------  -------  -------
    Total from Investment
     Activities..............       1.68         2.54     0.90     1.35     1.17
                                 -------      -------  -------  -------  -------
Distributions
  Net investment income......      (0.04)       (0.14)   (0.13)   (0.06)   (0.22)
  In excess of net investment
   income....................      (0.02)
  Net realized gains.........      (1.64)       (0.49)   (0.15)   (0.19)   (0.42)
  In excess of net realized
   gains.....................      (0.42)         --     (0.66)     --       --
                                 -------      -------  -------  -------  -------
    Total Distributions......      (2.12)       (0.63)   (0.94)   (0.25)   (0.64)
                                 -------      -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD......................    $ 14.10      $ 14.54  $ 12.63  $ 12.67  $ 11.57
                                 =======      =======  =======  =======  =======
Total Return (excludes sales
 charges)....................      12.02%(a)    20.50%    8.03%   11.76%   10.94%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
 (000).......................    $77,576      $81,055  $80,264  $79,232  $52,629
Ratio of expenses to average
 net assets..................       1.62%(b)     1.58%    1.58%    1.36%    0.73%
Ratio of net investment
 income to average
 net assets..................       0.59%(b)     1.01%    1.13%    0.52%    1.84%
Ratio of expenses to average
 net assets*.................       1.83%(b)     1.79%    1.79%    1.74%    1.69%
Ratio of net investment
 income to average
 net assets*.................       0.38%(b)     0.80%    0.92%    0.14%    0.88%
Portfolio turnover...........       5.02%       27.89%   35.64%   62.17%   16.13%
Average commission rate paid
 (c).........................    $0.0602      $0.0605      --       --       --

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Not annualized.
(b)Annualized.
(c) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                               GROWTH FUND
                                ----------------------------------------------
                                 SIX MONTHS                          APRIL 15,
                                   ENDED       YEAR ENDED JUNE 30,    1994 TO
                                DECEMBER 31,   --------------------  JUNE 30,
                                    1996         1996       1995     1994 (C)
                                ------------   ---------  ---------  ---------
                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................     $14.01        $ 12.14    $  9.82   $10.00
                                  -------      ---------  ---------   ------
Investment Activities
  Net investment income.......       0.08           0.18       0.16      --
  Net realized and unrealized
   gains (losses) on
   investments................       1.18           2.13       2.30    (0.18)
                                  -------      ---------  ---------   ------
    Total from Investment
     Activities...............       1.26           2.31       2.46    (0.18)
                                  -------      ---------  ---------   ------
Distributions
  Net investment income.......      (0.08)         (0.18)     (0.14)     --
  In excess of net investment
   income.....................        --           (0.01)       --       --
  Net realized gains..........      (0.42)         (0.25)       --       --
                                  -------      ---------  ---------   ------
    Total Distributions.......      (0.50)         (0.44)     (0.14)     --
                                  -------      ---------  ---------   ------
NET ASSET VALUE, END OF
 PERIOD.......................     $14.77        $ 14.01    $ 12.14   $ 9.82
                                  =======      =========  =========   ======
Total Return (excludes sales
 charges).....................       8.97%(a)      19.44%     25.27%   (1.80)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
 (000)........................    $33,241        $33,767    $21,485   $6,345
Ratio of expenses to average
 net assets...................       1.09%(b)       1.05%      1.24%    2.59%(b)
Ratio of net investment income
 to average net assets........       1.08%(b)       1.37%      1.64%    0.25%(b)
Ratio of expenses to average
 net assets*..................       2.00%(b)       1.97%      2.51%    3.90%(b)
Ratio of net investment income
 (loss) to average net
 assets*......................       0.17%(b)       0.45%      0.37%   (1.07)%(b)
Portfolio Turnover............      13.23%         31.22%     29.36%    0.00%
Average commissions rate paid
 (d)..........................     0.0662      $  0.0686        --       --

------
  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Period from commencement of operations.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                           FIXED INCOME FUND
                              -------------------------------------------------
                               SIX MONTHS
                                 ENDED            YEAR ENDED JUNE 30,
                              DECEMBER 31,  -----------------------------------
                                  1996       1996     1995     1994      1993
                              ------------  -------  -------  -------   -------
                              (UNAUDITED)
NET ASSET VALUE, BEGINNING
 OF PERIOD..................     $ 8.77     $  9.27  $  9.43  $ 10.44   $ 10.26
                                 ------     -------  -------  -------   -------
Investment Activities
  Net investment income.....       0.27        0.59     0.58     0.57      0.68
  Net realized and
   unrealized gains (losses)
   on investments...........       0.05       (0.48)   (0.15)   (0.76)     0.27
                                 ------     -------  -------  -------   -------
    Total from Investment
     Activities.............       0.32        0.11     0.43    (0.19)     0.95
                                 ------     -------  -------  -------   -------
Distributions
  Net investment income.....      (0.27)      (0.58)   (0.58)   (0.57)    (0.69)
  In excess of net
   investment income........      (0.03)        --     (0.01)     --        --
  Net realized gains........        --          --       --       --      (0.08)
  In excess of net realized
   gains....................        --        (0.03)     --     (0.25)      --
                                 ------     -------  -------  -------   -------
    Total Distributions.....      (0.30)      (0.61)   (0.59)   (0.82)    (0.77)
                                 ------     -------  -------  -------   -------
NET ASSET VALUE, END OF
 PERIOD.....................       8.79     $  8.77  $  9.27  $  9.43   $ 10.44
                                 ======     =======  =======  =======   =======
Total Return (excludes sales
 charges)...................       3.75%(a)    1.05%    4.82%   (2.02)%    9.64%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
 (000)......................     24,655     $28,847  $39,496  $42,309   $35,951
Ratio of expenses to average
 net assets.................       1.48%(b)    1.48%    1.43%    1.37%     0.74%
Ratio of net investment
 income to average
 net assets.................       6.27%(b)    6.32%    6.33%    5.61%     6.65%
Ratio of expenses to average
 net assets*................       1.69%(b)    1.69%    1.64%    1.70%     1.42%
Ratio of net investment
 income to average
 net assets*................       6.07%(b)    6.11%    6.12%    5.28%     5.97%
Portfolio Turnover..........     113.28%     363.84%  223.29%  328.44%   234.71%

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                      LOW DURATION GOVERNMENT SECURITIES
                                                     FUND
                                     ---------------------------------------
                                      SIX MONTHS    YEAR ENDED     APRIL 15,
                                        ENDED        JUNE 30,       1994 TO
                                     DECEMBER 31,  --------------  JUNE 30,
                                         1996       1996    1995   1994 (C)
                                     ------------  ------  ------  ---------
                                     (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................    $ 9.95     $10.15  $ 9.93   $10.00
                                        ------     ------  ------   ------
Investment Activities
  Net investment income.............      0.28       0.53    0.56     0.07
  Net realized and unrealized gains
   (losses) on investments..........      0.12      (0.20)   0.21    (0.08)
                                        ------     ------  ------   ------
    Total from Investment
     Activities.....................      0.40       0.33    0.77    (0.01)
                                        ------     ------  ------   ------
Distributions
  Net investment income.............     (0.28)     (0.53)  (0.55)   (0.06)
  In excess of net investment
   income...........................     (0.03)       --      --       --
                                        ------     ------  ------   ------
    Total Distributions.............     (0.31)     (0.53)  (0.55)   (0.06)
                                        ------     ------  ------   ------
NET ASSET VALUE, END OF PERIOD......    $10.04     $ 9.95  $10.15   $ 9.93
                                        ======     ======  ======   ======
Total Return (excludes sales
 charges)...........................      4.14%(a)   3.21%   8.03%   (0.13)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)..    $7,188     $7,461  $7,653   $7,692
Ratio of expenses to average net
 assets.............................      1.36%(b)   1.44%   1.33%    2.85%(b)
Ratio of net investment income to
 average net assets.................      5.40%(b)   5.19%   5.67%    3.63%(b)
Ratio of expenses to average net
 assets*............................      2.12%(b)   2.20%   2.10%    3.67%(b)
Ratio of net investment income to
 average net assets*................      4.64%(b)   4.43%   4.89%    2.81%(b)
Portfolio Turnover..................     24.85%     20.87%  34.47%   21.20%

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Period from commencement of operations.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                               TENNESSEE MUNICIPAL OBLIGATIONS FUND
                         ------------------------------------------------------
                          SIX MONTHS                                NOVEMBER 4,
                            ENDED         YEAR ENDED JUNE 30,         1992 TO
                         DECEMBER 31,   -------------------------    JUNE 30,
                             1996        1996     1995     1994      1993 (C)
                         ------------   -------  -------  -------   -----------
                         (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  9.76      $  9.84  $  9.81  $ 10.44     $ 10.00
                           -------      -------  -------  -------     -------
Investment Activities
  Net investment income.      0.27         0.53     0.50     0.48        0.30
  Net realized and
   unrealized gains
   (losses) on
   investments..........      0.12        (0.08)    0.03    (0.57)       0.43
                           -------      -------  -------  -------     -------
    Total from
     Investment
     Activities.........      0.39         0.45     0.53    (0.09)       0.73
                           -------      -------  -------  -------     -------
Distributions
  Net investment income.     (0.27)       (0.53)   (0.50)   (0.48)      (0.29)
  In excess of net
   investment income....     (0.02)
  In excess of net
   realized gains.......       --           --       --     (0.06)        --
                           -------      -------  -------  -------     -------
    Total Distributions.     (0.29)       (0.53)   (0.50)   (0.54)      (0.29)
                           -------      -------  -------  -------     -------
NET ASSET VALUE, END OF
 PERIOD.................   $  9.86      $  9.76  $  9.84  $  9.81     $ 10.44
                           =======      =======  =======  =======     =======
Total Return (excludes
 sales charges).........      4.06%(a)     4.67%    5.61%   (1.00)%      7.39%(a)
RATIOS/SUPPLEMENTAL
 DATA:
Net Assets, at end of
 period (000)...........   $18,686      $19,037  $20,827  $19,965     $17,425
Ratio of expenses to
 average net assets.....      1.08%(b)     0.98%    1.12%    1.19%       0.82%(b)
Ratio of net investment
 income to average
 net assets.............      5.37%(b)     5.40%    5.24%    4.67%       4.76%(b)
Ratio of expenses to
 average net assets*....      1.89%(b)     1.83%    1.98%    1.99%       1.62%(b)
Ratio of net investment
 income to average
 net assets*............      4.56%(b)     4.55%    4.38%    3.87%       3.96%(b)
Portfolio turnover......     20.02%       60.76%   62.59%   86.57%      52.52%

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Period from commencement of operations.

                       See notes to financial statements.

------------------------------
Investment Adviser
National Bank of Commerce
One Commerce Square
Memphis, Tennessee 38150

Administrator and Distributor
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3035

Legal Counsel
Baker & Hostettler
65 East State Street
Columbus, Ohio 43215

Auditors
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215